UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2009

Mayquest Ventures, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53701
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o William Tay, President

2000 Hamilton Street, #943

Philadelphia, PA 19130

(Address of principal executive offices and Zip Code)

917-591-2648

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

EXPLANATORY NOTE

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report responds to the following items on Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

Item 5.01	Change in Control of Registrant.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Item 9.01	Financial Statements and Exhibits.

Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2009, Mayquest Ventures, Inc. (“we”, “us”, “our” or the “Company”) redeemed an aggregate of 31,026,600 shares of its common stock, par value $.0001 per share (the “Common Stock”) from William Tay (the “Selling Stockholder”), for an aggregate purchase price equal to USD$59,990 (the “Redemption”) and pursuant to the terms and conditions contained in that certain redemption agreement (the “Redemption Agreement”). The purchase price was paid in cash upon the execution and delivery of the Redemption Agreement.

Upon consummation of the Redemption, the Selling Stockholder owns 313,400 shares of the Company’s Common Stock. The description of the Redemption Agreement is qualified in its entirety by the provisions of the Redemption Agreement, copy of which is attached hereto as Exhibit 10.1.

Item 3.02  Unregistered Sales of Equity Securities.

On December 10, 2009, the Company sold 31,026,600 shares of Common Stock to Hydrangea Holdings Ltd., a Cyprus corporation (“Hydrangea”). The Company sold such shares of Common Stock to Hydrangea for an aggregate purchase price equal to USD$59,990 (the “Sale of Stock”) and pursuant to the terms and conditions contained in that certain common stock purchase agreement (the “Purchase Agreement”). The purchase price was paid in cash which was delivered to the Company upon the execution and delivery of the Purchase Agreement. The Company consummated the Sale of Stock under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The description of the Purchase Agreement is qualified in its entirety by the provisions of the Purchase Agreement, copy of which is attached hereto as Exhibit 10.2.

In connection with the Sale of Stock, William Tay, our sole officer and director immediately prior to the Sale of Stock resigned and Roman Zherdytskyi was elected to serve on the Board of Directors of the Company. We have filed an information statement with the U.S. Securities and Exchange Commission (the “SEC”), pursuant to Rule 14f-1 of the Exchange Act, and mailed it to the Company’s stockholders at least 10 days prior to the closing of the Sale of Stock, notifying our stockholders of a change in the majority of our directors serving on the Board of Directors. Reference is made to Item 5.02 below for a more detailed discussion and which is incorporated herein by reference.

Upon consummation of the Redemption and Sale of Stock, the Company effected a change in control from William Tay to Hydrangea.

Item 5.01 Changes in Control of Registrant.

As a result of the Redemption and Sale of Stock, the Company experienced the Change in Control, with Hydrangea acquiring 99% of the outstanding shares of Common Stock and control of the Company. Reference is made to the disclosures set forth in Item 1.01 and Item 3.02 of this Current Report, which disclosures are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Change in Control, our Board of Directors and officers changed. Immediately prior to the closing of the Change in Control, William Tay resigned as member of our Board of Directors of the Company on December 10, 2009. A copy of his resignation letter is attached hereto as Exhibit 17.1. On December 10, 2009, prior to William Tay’s resignation from the Board of Directors, he elected Roman Zherdytskyi to serve as a director of the Company. Immediately after the closing of the Change in Control, William Tay resigned as President, Secretary and Treasurer of the Company. A copy of his resignation letter is attached hereto as Exhibit 17.2. Roman Zherdytskyi was also appointed to serve as President, Secretary and Treasurer of the Company on December 10, 2009. Reference is made to the disclosures set forth in Item 3.02 of this Current Report, which disclosures are incorporated herein by reference.

Roman Zherdytskyi. Roman Zherdytskyi is expected to serve as our President, Secretary, Treasurer and sole Director. Mr. Zherdytskyi is an officer of Hydrangea Holdings Ltd., an investment consulting company based in Ukraine.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Redemption Agreement by and between Mayquest Ventures, Inc. and William Tay, dated December 10, 2009
10.2	Common Stock Purchase Agreement by and between Mayquest Ventures, Inc. and Hydrangea Holdings Ltd., dated December 10, 2009
17.1	Resignation Letter of William Tay, dated December 10, 2009
17.2	Resignation Letter of William Tay, dated December 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYQUEST VENTURES, INC.

Date: December 10, 2009	By:	/s/ William Tay
Name: William Tay
Title: President